Sunrise Funding Corporation I
                           Sunrise Leasing Corporation
                             Sunrise Resources, Inc.

                                   $20,000,000
                  Lease Receivables-Backed Notes, Series 1996-1
                                Issue price: 100%

                                October 31, 1996

                               Purchase Agreement

Dougherty Funding, Inc.
90 South 7th Street, Suite 4300
Minneapolis, Minnesota  55402-4114

Ladies and Gentlemen:

         Sunrise Funding Corporation I, a Minnesota corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Dougherty Funding, Inc. (the "Purchaser") $20,000,000 aggregate principal amount of its Lease Receivables-Backed Notes, Series 1996-1 (the "Securities"). Sunrise Leasing Corporation, a Minnesota corporation ("Sunrise Leasing"), is a wholly-owned subsidiary of Sunrise Resources, Inc., a Minnesota corporation ("Sunrise").

         1. Representations and Warranties of Sunrise, Sunrise Leasing and the Company. Each of Sunrise, Sunrise Leasing and the Company, jointly and severally, represents and warrants to, and agrees with the Purchaser that:

           (a) Each of Sunrise, Sunrise Leasing and the Company agrees to prepare a private placement memorandum in connection with the offering of the Securities (the private placement memorandum and all other documents annexed to or incorporated by reference in the private placement memorandum are hereinafter called the "Private Placement Memorandum"). The Private Placement Memorandum, any preliminary private placement memorandum (the "Preliminary Private Placement Memorandum") and any amendments or supplements thereto will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (b) Each of Sunrise, Sunrise Leasing and the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each of Sunrise, Sunrise Leasing and the Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective



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businesses  requires  such  qualification,  except  where the  failure  to be so qualified would not result in a material liability or disability to Sunrise, Sunrise Leasing and the Company, taken as a whole.

           (c) Each of Sunrise, Sunrise Leasing and the Company has and will have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as presently conducted; and each of Sunrise, Sunrise Leasing and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

           (d) The Securities have been duly and validly authorized and, when issued and authenticated in accordance with the Indenture, to be dated as of November 1, 1996 (the "Indenture"), among the Company, Sunrise Leasing, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and delivered pursuant to this Agreement against payment of the consideration specified in this Agreement, the Securities will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

           (e) Each of the Contribution Agreement, the Servicing Agreement and the Indenture has been duly authorized by each of Sunrise, Sunrise Leasing and the Company, as applicable, and, when executed and delivered by the other parties thereto, each of the Contribution Agreement, the Servicing Agreement and the Indenture will constitute a valid and legally binding obligation of each of Sunrise, Sunrise Leasing and the Company, as applicable, enforceable against each of Sunrise, Sunrise Leasing and the Company, as applicable, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, the Contribution Agreement, the Servicing Agreement and the Indenture will conform to the descriptions thereof in the Private Placement Memorandum.

           (f) The financial statements and schedules of Sunrise and its consolidated subsidiaries, and the related notes thereto, included in the Preliminary Private Placement Memorandum, on file with the Securities and Exchange Commission or otherwise provided to the Purchaser present fairly the consolidated financial position of Sunrise and its consolidated subsidiaries as of the respective dates of such financial statements, and the consolidated results of operations and cash flows of Sunrise and its consolidated subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed in the Preliminary Private Placement Memorandum.



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           (g)  Arthur  Andersen  LLP,  who  have  audited   certain   financial
statements of Sunrise and its consolidated subsidiaries and delivered their report with respect to the audited financial statements and schedules included in the Preliminary Private Placement Memorandum or otherwise provided to the Purchaser, are independent public accountants as such term is used in the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the related published rules and regulations thereunder.

           (h) The execution and delivery of this Agreement have been duly authorized by each of Sunrise, Sunrise Leasing and the Company, and this Agreement has been duly executed and delivered by each of Sunrise, Sunrise Leasing and the Company.

           (i) Except as set forth in the Disclosure Schedule, no legal or governmental proceedings are pending to which Sunrise, Sunrise Leasing or the Company is a party or to which the property of Sunrise, Sunrise Leasing or the Company is subject, the determination of which any of Sunrise, Sunrise Leasing or the Company expects (after giving effect to any applicable insurance, reinsurance or revenues therefor), individually or in the aggregate, to have a material adverse effect on the financial position, stockholders' equity or results or operations of Sunrise and its subsidiaries taken as a whole; and no such proceedings have been threatened against any of Sunrise, Sunrise Leasing or the Company or with respect to any of their respective properties.

           (j) The issuance, offering and sale of the Securities to the Purchaser by the Company pursuant to this Agreement, the compliance by Sunrise, Sunrise Leasing and the Company with the other provisions of this Agreement, the Securities, the Servicing Agreement, the Contribution Agreement and the Indenture and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or Blue Sky laws or
(ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which Sunrise, Sunrise Leasing or the Company is a party or by which Sunrise, Sunrise Leasing or the Company or any of their respective properties are bound, or the charter documents or bylaws of Sunrise, Sunrise Leasing or the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to Sunrise, Sunrise Leasing or the Company.

           (k) Since the respective dates as of which information is or will be given in the Preliminary Private Placement Memorandum, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Sunrise and its subsidiaries considered as one enterprise, whether



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or not  arising  in the  ordinary  course of  business,  (ii) there have been no transactions entered into by Sunrise or its subsidiaries, other than those in the ordinary course of business, which are material with respect to Sunrise and its subsidiaries considered as one enterprise, and (iii) there has been no dividend or distribution of any kind declared, paid or made by Sunrise or any of its subsidiaries on any of its shares of capital stock, except as will be described in the Preliminary Private Placement Memorandum.

           (l) The Company is not an "investment company" as defined under the Investment Company Act of 1940, as amended.

           (m) Each of Sunrise, Sunrise Leasing and the Company has obtained any permits, consents and authorizations required to be obtained by it under applicable federal, state, local and foreign laws or regulations in order to conduct its business as presently conducted, including, but not limited to, those under laws or regulations relating to the protection of the environment or concerning the handling, storage, disposal or discharge of toxic materials (collectively, "Environmental Laws") (except where the failure to obtain or maintain such permits, consents and authorizations would not result in a material liability or disability to Sunrise, Sunrise Leasing or the Company), and any such permits, consents and authorizations remain in full force and effect. Each of Sunrise, Sunrise Leasing and the Company are in compliance with the Environmental Laws in all material respects, and there is no pending or, to Sunrise's, Sunrise Leasing's or the Company's knowledge, threatened, action or proceeding against Sunrise, Sunrise Leasing or the Company alleging violations of the Environmental Laws.

           (n) No statement, representation, warranty or covenant made by Sunrise, Sunrise Leasing or the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Purchasers was or will be, when made, inaccurate, untrue or incorrect.

           (o) None of Sunrise, Sunrise Leasing or the Company is involved in any material labor dispute nor, to the best knowledge of Sunrise, Sunrise Leasing or the Company, is any such dispute threatened.

           (p) None of Sunrise, Sunrise Leasing or the Company or, to the best knowledge of Sunrise, Sunrise Leasing or the Company, any employee or agent of Sunrise, Sunrise Leasing or the Company, has made any payment of funds of Sunrise, Sunrise Leasing or the Company or received or retained any funds in violation of any law, rule or regulation.

           (q) Each of Sunrise, Sunrise Leasing and the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; none of Sunrise, Sunrise Leasing or the Company has been refused any insurance coverage sought or applied for; and none of Sunrise, Sunrise Leasing or the Company has any reason to believe that it will not be able to renew its


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existing  insurance  coverage  as and when such  coverage  expires  or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of Sunrise, Sunrise Leasing and the Company, except as described in or contemplated by the Preliminary Private Placement Memorandum or as otherwise disclosed to the Purchaser.

           (r) Except as set forth in the Disclosure Schedule, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default under charter documents or by-laws or a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which Sunrise, Sunrise Leasing or the Company is a party or by which Sunrise, Sunrise Leasing or the Company or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of Sunrise, Sunrise Leasing and the Company.

           (s) None of Sunrise, Sunrise Leasing, the Company or any person acting on their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act; and none of Sunrise, Sunrise Leasing or the Company shall take any action to cause the resale of the Securities by the Purchasers to violate
Section 5 of the Act.

           (t) None of Sunrise, Sunrise Leasing, the Company, or any person acting on their behalf has offered, sold, contracted to sell or otherwise disposed of any securities (as defined in the Act) that are or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Act.

           (u) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

           (v) Each of Sunrise, Sunrise Leasing and the Company owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, registrations and copyrights necessary for the conduct of such business except to the extent that the failure to so obtain, file, own or possess would not materially and adversely affect Sunrise's, Sunrise Leasing's or the Company's ability to carry on its business as presently conducted.

            2. Agreements to Sell and Purchase. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at the Purchase Price (as defined below), the principal amount $20,000,000 of the Securities at a purchase price of 100% of the aggregate principal amount (the "Purchase Price").


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         3.  Representations  and  Warranties  of the  Purchaser.  The Purchaser
hereby represents and warrants to, and agrees with the Company, Sunrise Leasing and Sunrise as to itself, that:

           (a) The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Act.

           (b) The Purchaser will not offer or sell any of the Securities in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and the Purchaser will take whatever action is required to permit its resale, if any, of the Securities. The Purchaser understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose.

           (c) The Purchaser will offer or sell the Notes only to persons who are institutional "accredited investors" under the Act and only in accordance with Rule 502(c) of Regulation D promulgated under the Act.

           (d) The Purchaser will not offer or sell any of the Notes by means of any form of general solicitation or general advertisement, including but not limited to (x) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, (y) any seminar or meeting if any person other than an "accredited investor" attends or is invited to attend or whose attendees have been invited by any general solicitation or general advertising and (z) any letter, circular, notice or other written communication unless such communication is directed solely to investors identified as "accredited investors."

            4. Payment of the Purchase Price for the Securities shall be made by the Purchaser or on its behalf by immediately available funds. The time and date of such delivery and payment shall be the later of (i) 9:00 a.m., Minneapolis time, on November 6, 1996 or (ii) or at such other place and time and date as the Purchaser and the Company may agree upon in writing. Such time and date for delivery of the Securities is herein called the "Closing Date."

         Payment for the Securities shall be made against delivery of the Notes (as defined in the Indenture), registered in the name of the Purchaser.

         Sunrise or the Company shall pay any transfer taxes payable in connection with the initial delivery of the Securities to the Purchaser.

         5. Agreements of Sunrise, Sunrise Leasing and the Company. Each of Sunrise, Sunrise Leasing and the Company covenants and agrees:

           (a) To deliver to the Purchaser the Preliminary Private Placement Memorandum and to advise the Purchaser promptly of any amendment or supplement


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thereto, including the Private Placement Memorandum,  after the Closing Date and furnish the Purchaser with copies thereof if the Purchaser holds the Notes on such date.

           (b) At any time when the Company is neither subject to Section 13 or 15(d) of the Exchange Act nor exempt from Section 12(g) of the Exchange Act pursuant to Rule 12g3-2(b) under the Exchange Act and so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule
144(a)(3) under the Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of the Securities and prospective purchasers of the Securities information satisfying the requirement of subsection (d)(4) of Rule 144A under the Act (or any successor thereto).

           (c) Proceeds from the sale of the Securities shall be used solely as described in the Preliminary Private Placement Memorandum under "Use of Proceeds."

            6. Expenses. Sunrise, Sunrise Leasing or the Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing or other production of all documents with respect to the transactions, including any costs of printing the Preliminary Private Placement Memorandum or the Private Placement Memorandum and any amendments or supplements thereto, this Agreement, the Indenture, the Servicing Agreement, the Contribution Agreement and any Blue Sky memoranda; (ii) all arrangements relating to the delivery to the Purchasers of copies of the foregoing documents; (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Purchaser, Sunrise, Sunrise Leasing or the Company, including the Placement Agent; (iv) the preparation, issuance and delivery to the Purchaser of any certificates evidencing the
Securities, including transfer agent's and registrar's fees; (v) the qualification of the Securities under state securities and Blue Sky laws, including filing fees and fees and disbursements of counsel for the Purchaser relating thereto; (vi) any fees charged by securities rating services for rating the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee; (viii) any transfer taxes in connection with the initial delivery of the Securities to the Purchaser; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

         If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to
Section 10 hereof or because of any failure, refusal or inability on the part of Sunrise, Sunrise Leasing and the Company to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by the Purchaser, one of Sunrise, Sunrise Leasing or the Company will reimburse the Purchaser upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by



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them in connection with the proposed  purchase and sale of the Securities.  None of Sunrise, Sunrise Leasing or the Company shall not in any event be liable to the Purchaser for the loss of anticipated profits from the transactions covered by this Agreement.

            7. Conditions to the Purchaser's Obligations. The obligations of the Purchaser to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties of Sunrise, Sunrise Leasing and the Company contained herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of officers of Sunrise, Sunrise Leasing and the Company made pursuant to the provisions hereof, to the performance by Sunrise, Sunrise Leasing and the Company of its covenants and agreements hereunder and to the following additional conditions:

           (a) You shall have received opinions, dated the Closing Date, of Fredrikson & Byron, P.A., counsel for the Company, in form and substance satisfactory to you.

           (b) You shall have received from the Company, Sunrise Leasing and Sunrise a final version of the Preliminary Private Placement Memorandum (in a form satisfactory as to form and substance to the Placement Agent) and executed copies of the Indenture, the Contribution Agreement and the Servicing Agreement.

           (c) Except as set forth in the Disclosure Statement, (i) neither Sunrise nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Preliminary Private Placement Memorandum or otherwise provided to the Purchaser any material loss or interference with the business of Sunrise and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court, arbitration or governmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Private Placement Memorandum; (ii) since the respective dates as of which information is given in the Preliminary Private Placement Memorandum there shall not have been any material increase in debt of Sunrise or its subsidiaries on a consolidated basis or any material change, or any development involving a prospective material change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Sunrise and its subsidiaries taken as a whole; and (iii) without limitation of clause (i) or
(ii), since the respective dates as of which information is given in the Preliminary Private Placement Memorandum, there shall not have been any material change, or any development involving a prospective material change, (A) in or affecting Sunrise's and its subsidiaries' consolidated investments, or (B) in or affecting Sunrise's and its subsidiaries' future funding commitments on a consolidated basis as to any of the foregoing, otherwise than as set forth or contemplated in the Preliminary Private Placement Memorandum, the effect of which, in any such case described in clause (i), (ii) or (iii), is in the Purchaser's sole judgment made in good faith so material and adverse as to make it impracticable or inadvisable to proceed with the purchase of the Securities on the terms and in the manner contemplated in this Agreement.


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           (d) There shall not have been any formal or  informal  inquiry by, or communication with, the Commission or any state regulatory agency into the offering of the Securities, the purchase of the Securities pursuant to this Agreement and the resale of the Securities as contemplated by the Preliminary Private Placement Memorandum, or any public disclosures that may have been made with respect thereto, which formal or informal inquiry or communication may make it reasonably impracticable or inadvisable to proceed with the purchase of the Securities pursuant to this Agreement or the resale of the Securities on the terms and in the manner contemplated in the Preliminary Private Placement Memorandum as amended or supplemented.

           (e) Each of Sunrise, Sunrise Leasing and the Company shall have furnished or caused to be furnished to you at the Closing Date a certificate or certificates of corporate officers of Sunrise, Sunrise Leasing and the Company satisfactory to you as to the accuracy of the representations and warranties of each of Sunrise, Sunrise Leasing and the Company herein at and as of the Closing Da^sas to the performance in all material respects by each of Sunrise, Sunrise Leasing and the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

            8. Indemnification and Contribution. (a) Each of Sunrise, Sunrise Leasing and the Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Act and the Exchange Act insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

           (i) any untrue statement or alleged untrue statement made by Sunrise, Sunrise Leasing or the Company to the Purchaser or its counsel, including, without limitation, any statement in Section 1 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Preliminary Private Placement Memorandum, the Private Placement Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by Sunrise, Sunrise Leasing or the Company or based upon written information furnished by or on behalf of Sunrise, Sunrise Leasing or the Company filed in any jurisdiction in order to qualify the Securities under the securities or Blue Sky laws thereof or filed with any securities association (each an "Application") or

         (iii) the omission or alleged omission to state in the Preliminary Private Placement Memorandum, the Private Placement Memorandum or any amendment or supplement thereto or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Purchaser and each controlling person for any legal or other expenses reasonably incurred by such Purchaser or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action.


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           (b) Promptly after receipt by an indemnified party under this Section
8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any
legal  or  other  expenses,   other  than  reasonable  costs  of  investigation,
subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Purchaser in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8 in which case the indemnified party may effect such a settlement without such consent.

            9. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of Sunrise, Sunrise Leasing, the Company, their officers and the Purchaser set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of Sunrise, Sunrise Leasing, the Company or the Purchaser, any of their officers, agents or any controlling person referred to in Section 8 hereof and
(ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

           10. Termination. This Agreement may be terminated with respect to the Securities in the sole discretion of the Purchaser by notice to Sunrise, Sunrise Leasing and the Company prior to the Closing Date in the event that Sunrise, Sunrise Leasing and the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date, the Purchaser determines in its sole discretion (which determination shall be conclusive absent manifest error) that:

           (i) trading in the common stock of Sunrise shall have been suspended by the Commission or trading generally on the NASDAQ national market system or any national securities exchange shall have been suspended;

          (ii) a banking moratorium shall have been declared by New York or United States authorities;

         (iii) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis having an effect on the financial markets that makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Preliminary Private Placement Memorandum; or

          (iv) any public announcement by Sun Microsystems Inc. that might materially affect the value of the equipment being acquired by the Issuer in connection with the issuance of the Securities.

           11. Notices. All communications hereunder shall be in writing and, if sent to the Purchaser, shall be mailed or delivered or sent by facsimile and confirmed in writing to: Dougherty Funding, Inc., 90 South 7th Street, Suite 4300, Minneapolis, Minnesota 55402 (facsimile (612) 673-0584), Attention:
Gregory H. Gac; if sent to Sunrise, shall be mailed, delivered or sent by facsimile and confirmed in writing at 5500 Wayzata Boulevard, Suite 725, Golden Valley, Minnesota 55416 (facsimile (612) 513-3299), Attention: President; if sent to Sunrise Leasing, shall be mailed, delivered or sent by facsimile and confirmed in writing to: Sunrise Leasing Corporation, 5500 Wayzata Boulevard, Suite 725, Golden Valley, Minnesota 55416 (facsimile (612) 513-3299), Attention:
President; if sent to the Company, shall be mailed, delivered or sent by facsimile and confirmed in writing to: Sunrise Funding Corporation I, 5500 Wayzata Boulevard, Suite 725, Golden Valley, Minnesota 55416 (telephone (612) 513-3280), Attention: President.

           12. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Purchaser, Sunrise, Sunrise Leasing, the Company and their respective successors and legal representatives, and nothing express or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i)



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the indemnities of Sunrise, Sunrise Leasing and the Company contained in Section
8 of this Agreement shall also be for the benefit of any person or persons who control the Purchaser within the meaning of the Act or the Exchange Act. No purchaser of Securities from the Purchaser shall be deemed a successor because of such purchase.

         13. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to any provisions relating to conflicts of laws.

         14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding on the Company and the Purchaser.

Very truly yours,

SUNRISE FUNDING CORPORATION I

By   /s/ R. Bradley Pike
     Name:  R. Bradley Pike
     Title:  President

SUNRISE RESOURCES, INC.

By   /s/ Barry J. Schwach
     Name:  Barry J. Schwach
     Title:  Chief Financial Officer

SUNRISE LEASING CORPORATION

By   /s/ Barry J. Schwach
     Name:  Barry J. Schwach
     Title:  Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

DOUGHERTY FUNDING, INC.

By  /s/ Mark Landreville
Name:  Mark Landreville
Title: